SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Eaton Vance Growth Trust

Eaton Vance Investment Trust

Eaton Vance Municipals Trust

Eaton Vance Municipals Trust II

Eaton Vance Mutual Funds Trust

Eaton Vance Series Fund, Inc.

Eaton Vance Series Trust

Eaton Vance Series Trust II

Eaton Vance Special Investment Trust

Eaton Vance Variable Trust

Eaton Vance NextShares Trust

Eaton Vance NextShares Trust II

Core Bond Portfolio

Emerging Markets Local Income Portfolio

Eaton Vance Floating Rate Portfolio

Global Income Builder Portfolio

Global Macro Absolute Return Advantage Portfolio

Global Macro Capital Opportunities Portfolio

Global Macro Portfolio

Global Opportunities Portfolio

Greater India Portfolio

High Income Opportunities Portfolio

International Income Portfolio

Senior Debt Portfolio

Stock Portfolio

Tax-Managed Growth Portfolio

Tax-Managed International Equity Portfolio

Tax-Managed Multi-Cap Growth Portfolio

Tax-Managed Small-Cap Portfolio

Tax-Managed Value Portfolio

5-To-15 Year Laddered Municipal Bond Portfolio

The Calvert Fund

Calvert Impact Fund, Inc.

Calvert Management Series

Calvert Responsible Index Series, Inc.

Calvert Social Investment Fund

Calvert World Values Fund, Inc.

Calvert Variable Series, Inc.

Calvert Variable Products, Inc.

(Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(5) Total fee paid:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Filing Party:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Date Filed:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

CFS DATA INPUT IN WHITE SPACE

EXTREMELY IMPORTANT

Reference Number:

Re: Your investment in one or more Eaton Vance and Calvert Funds

Dear Shareholder:

We have been trying to get in touch with you regarding a very important matter pertaining to your investment in one or more Eaton Vance or Calvert Funds.

This letter was sent because you held shares in the fund(s) on the record date and we have not received your vote.

VOTE NOW WITH A LIVE AGENT

1- 866-963-6128

Please contact us toll-free at 866-963-6128 between 10:00 a.m. and 11:00 p.m. EST, Monday through Thursday, between 10:00 a.m. and 5:00 p.m. EST on Friday, and between 12:00 p.m. and 6:00 p.m. EST on Saturday. Please respond as soon as possible. At the time of the call, please use the Reference Number listed above.

Thank you in advance for your participation.

EV UC CTA2021R

NCU Proxy Call Flow – Voting Campaigns

CTA/MAIN LINE INBOUND CALL FLOW

Use this call flow when the inbound phone display includes **CTA**.
Make sure to include the word 'letter' in all comments on CTA lines so we can track results.

Thank you for calling, my name is < *first name, last name* >. Did you receive a letter or a phone call?
If Letter: **May I have the reference number from the letter you received, it begins with 0T (zero tee)?**
Agent Note: Repeat it back (using alpha matches, T as in Tango, B as in Bravo)
If Phone Call: **May I have the phone number that you received the message on?**
*Agent Note: Search by phone # first, move to last name and zip/ street address with * and zip/ NA lines.*

May I have your name?
If a personal investment with a different name was pulled up, reconfirm search methods.
Once confirmed, if not the shareholder or if it is a business record, ask if authorized to vote on the investment.
Make note of the phone number on your Avaya display and update that in Proxy 01.
Is the mailing address still < *Shareholder Street Address* >?
This is regarding the investment in the < *Specific Fund Name* >.
****Remember to use alternate intro if investment is in a Trust, Custodial, Association or Club, Company name or 401K or pension plan.*

This *<letter was sent> <message was left>* was sent because we need your vote for the upcoming shareholder meeting. Would you like to vote along with the recommendations of the board?

YES

If Households for same SH:
I see you have additional investments with *<Fund Family/Company name>*. Would you like to vote the same way on those investments?

YES

<u>CFS REGISTERED SHAREHOLDERS:</u>

I am recording your < > vote on your < *Company / Fund family name* > investments and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

<u>CFS BENEFICIAL ONLY:</u>

I am recording your < > vote on your < *Company / Fund family name* > investments and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

When you receive it please feel free to call us at 1-866-962-7225 if you have any concerns about your telephone vote.

NO

Use Appropriate Rebuttal

Would you like to vote along with the recommendations of the board?

Shareholder Agrees to Vote

Shareholder Declines to vote

Thank you for your time. Have a good day/evening!

If Households for additional SHs:
Thank you. I see that < *Other SH Name* > also holds this investment. May I speak to them?
<if the phone is passed to a second holder, move to SECOND PAGE of this call flow>

Call Closing: **Thank you for your time and your vote. Have a good day/evening!**

Revised 01/27/2020

NCU Proxy Call Flow – Voting Campaigns

Hello, am I speaking with < SH Full Name >?
If yes
Who's Calling? (prior to confirming SH)
My name is < First Name, Last name > and this is regarding your investment in < Specific Fund Name >
< Use Alternate Scripting if appropriate >
For your information, this is a recorded line.
Materials were sent to you regarding the upcoming shareholder meeting and at this time we have not received your vote. The Board is recommending a vote < recommendation >.
Would you like to vote along with the recommendations of the Board?
My name is < First name, Last name > and this is regarding the upcoming shareholder meeting for < Fund Family Name >. For your information this is a recorded line.
Am I speaking to < SH Full Name >?
If yes
If yes / If vote direction is given
If No / SH Declines to Vote
If Households for same SH:
I see you have additional investments with < Fund Family / Company >. Would you like to vote the same way on those investments?
< Use Appropriate Rebuttal followed by>
Would you like to vote along with the recommendations of the Board?
Note: Look for other shareholders / JT TEN
If no
Vote direction is given
SH Declines to Vote after rebuttals
Is there a better time to reach them?
Thank you. I am recording a < For / Against / Abstain > vote on your < Fund Family name > investment(s) and will send a printed confirmation <for each> to < Registration Street address >.
For confirmation purposes, may I have your city, state and zip code?
< note: if SH declines, we can accept vote with correct zip or city >
< If appropriate >
We can be reached at < Campaign Toll Free Number > and are available weekdays between 9am and 11pm EST and between noon and 6pm EST on Saturday.
Thank you for your time. Have a great < day / evening >.
For BEN CFS Shareholders Only:
Thank you. When you receive the confirmation, please feel free to call us at 1-866-962-7225 if you have any concerns about your telephone vote.
Thank you for your time and your vote. Have a great < day / evening >.
If yes
If Households for additional SHs:
Thank you. I see that < Other SH Name > also holds this investment. May I speak to them?
If no

Revised 01/27/2020